                          FORM OF LETTER OF TRANSMITTAL

                                  EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                          WILMINGTON TRUST CORPORATION

                                OFFER TO EXCHANGE
                   $250,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                       4.875% SUBORDINATED NOTES DUE 2013
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       FOR
             $250,000,000 AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING
                       4.875% SUBORDINATED NOTES DUE 2013

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
                       , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                FOR INFORMATION CALL: __________________________

      By Registered or                By Regular Mail or Overnight                                 By Facsimile (Eligible
       Certified Mail:                         Courier:                     By Hand:                 Institutions Only):

 Wells Fargo Bank Minnesota,       Wells Fargo Bank Minnesota,                                          612-667-4927
    National Association                 National Association                                        Attn: Specialized
       MAC #N9303-121                       MAC #N9303-121           Wells Fargo Bank Minnesota,         Finance
 Corporate Trust Operations           Corporate Trust Operations        National Association
        P.O. Box 1517                   6th & Marquette Avenues      Corporate Trust Operations     Confirm by Telephone:
 Minneapolis, MN 55480-1517              Minneapolis, MN 55479          Minneapolis, MN 55402           800-344-5128

         TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus, dated
          , 2003 (the "Prospectus"), of Wilmington Trust Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $250,000,000 4.875% Subordinated Notes due 2013 (the "Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Company's issued and outstanding $250,000,000 4.875% subordinated notes due 2013 (the "Outstanding Notes"). The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company, any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility").

         For each Outstanding Note accepted for exchange, the Holder of that Outstanding Note will receive a Note having a principal amount equal to that of the surrendered Outstanding Note. Outstanding Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof. The Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes exchanged therefor or, if no interest has been paid on those Outstanding Notes, from April 4, 2003. Accordingly, registered holders of Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date on which interest has been paid or, if no interest has been paid, from April 4, 2003. Outstanding Notes accepted for exchange will cease to accrue interest from and after that date. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on those Outstanding Notes.

         To participate in the Exchange Offer, Holders must tender by (1) book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus or (2) forwarding certificates for the Outstanding Notes herewith. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates, this Letter and all other documents required by this Letter, or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus. See Instruction 1.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter in its entirety.

         List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF OUTSTANDING NOTES
---------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of                               Aggregate Principal Amount
            Holder(s)                     Certificate            Represented by               Principal Amount
   (Please fill in, if blank)              Number(s)*                 Notes                      Tendered**
---------------------------------------------------------------------------------------------------------------------

                                   ----------------------------------------------------------------------------------

                                   ----------------------------------------------------------------------------------

                                   ----------------------------------------------------------------------------------

                                   ----------------------------------------------------------------------------------

                                   ----------------------------------------------------------------------------------
                                   Total
---------------------------------------------------------------------------------------------------------------------

* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered the full aggregate principal amount of Outstanding Notes indicated in the "Aggregate Principal Amount Represented by Notes" column. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.


[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
                                    -------------------------------------------

      DTC Account Number:
                         ------------------------------------------------------

      Transaction Code Number:
                              -------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder:
                                   --------------------------------------------

      Window Ticket Number (if any):
                                    -------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         ----------------------

      Name of Institution Which Guaranteed Delivery:
                                                    ---------------------------

      If guaranteed delivery is to be made by book-entry transfer:

      Name of Tendering Institution:
                                    -------------------------------------------

      DTC Account Number:
                         ------------------------------------------------------

      Transaction Code Number:
                              -------------------------------------------------

[ ]   CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
           --------------------------------------------------------------------

      Address:
              -----------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to those tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire Notes issuable upon the exchange of those tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

         The undersigned hereby further represents that (1) any Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving those Notes, whether or not that person is the undersigned, (2) neither the Holder of those Outstanding Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of those Notes, and (3) neither the Holder of those Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company and, if it is such an affiliate, it understands and acknowledges that those Notes may not be offered for resale, resold or otherwise transferred by it without registration under the Securities Act or an exemption therefrom. If the undersigned is a broker-dealer that will receive Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of those Notes; however, by so acknowledging and by delivering that prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned further represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties; that the Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an affiliate of the Company) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that those Notes are acquired in the ordinary course of those Holders' business and those Holders have no arrangement with any person to participate in the distribution of those Notes; that, however, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Notes to be acquired pursuant to the Exchange Offer, that Holder acknowledges that it (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Failure to comply with those requirements could result in the Holder incurring liability under the Securities Act.

         The undersigned also warrants that it will, upon request, execute and deliver additional documents and make additional representations as are deemed necessary or desirable by the Company to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated April 4, 2003, between the Company and the initial purchasers of the Outstanding Notes, and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "Description of Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company), as more fully set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby. In that event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, to the credit of the account indicated above maintained at DTC.

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "Description of Exchange Offer -- Withdrawal Rights" section of the Prospectus. See Instruction 10.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes" or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC.

         By completing the box entitled "Description of Outstanding Notes" above and signing this Letter, the undersigned will be deemed to have tendered the Outstanding Notes as set forth in that box.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Notes and/or Outstanding Notes to:

Name(s):

-------------------------------------------------------------------------------
(Please type or print)

-------------------------------------------------------------------------------
(Please type or print)

Address (including zip code):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Employer Identification or Social Security Number:

-------------------------------------------------------------------------------
                         (Complete Substitute Form W-9)

___ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility (Account Number, if applicable):

-------------------------------------------------------------------------------


              SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 3 AND 4)


To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to that person or persons at an address other than shown in the box entitled "Description of Outstanding Notes" on this Letter above.

Mail Notes and/or Outstanding Notes to:

Name(s):


-------------------------------------------------------------------------------
(Please type or print)

-------------------------------------------------------------------------------
(Please type or print)

Address (including zip code):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Employer Identification or Social Security Number:


-------------------------------------------------------------------------------
                         (Complete Substitute Form W-9)

                         ALL TENDERING HOLDERS SIGN HERE
         (IN ADDITION, COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

      X
        -------------------------------        -------------------------------

      X
        -------------------------------        -------------------------------
           (Signature(s) of Owner)                          (Date)

               Area Code and Telephone Number:
                                              ------------------------

If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):                                    Address (including zip code):

------------------------------------        -----------------------------------
(Please type or print)

------------------------------------        -----------------------------------
(Please type or print)

Capacity:                                   Employer Identification or Social
                                            Security Number:

------------------------------------        -----------------------------------


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:


-------------------------------------------------------------------------------
                             (Authorized Signature)


-------------------------------------------------------------------------------
                                     (Title)


-------------------------------------------------------------------------------
                                 (Name and Firm)


Dated:
      ------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES

         To participate in the Exchange Offer, Holders must tender by (1) book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus or (2) forwarding certificates for the Outstanding Notes herewith. Certificates for all physically tendered Outstanding Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, or an agent's message, as the case may be, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery to an address or via a facsimile number other than as set forth herein will not constitute a valid delivery. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus. Pursuant to those procedures, (i) that tender must be made through a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution"), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from that Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and a properly completed and duly executed Letter, or an agent's message, and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and a properly completed and duly executed Letter, or an agent's message, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

         See the "Description of Exchange Offer" section of the Prospectus.

2.       PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
         TRANSFER)

         If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Outstanding Notes will be sent to that tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED IN FULL UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates for those notes without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

         If any tendered Outstanding Notes are owned of record by two or more joint owners, all of those owners must sign this Letter.

         If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers by the registered Holder are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, those certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) (and, with respect to a DTC participant whose name(s) appear(s) on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on that security position listing) and signatures on those certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered Holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the Holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

         Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to that account maintained at DTC as that Holder may designate hereon. If no such instructions are given, those Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TAXPAYER IDENTIFICATION NUMBER

         Federal income tax law generally requires that a tendering Holder whose Outstanding Notes are accepted for exchange must provide the Company (as payor) with that Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, that tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% (or, for payments made after December 31, 2003, the maximum backup withholding rate then in effect) of the amount of any reportable payments made after the exchange to that tendering Holder of Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

         Certain Holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering Holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (1) the TIN provided is correct (or that the Holder is awaiting a TIN),(2) (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding and (3) the Holder is a U.S. person (including a U.S. resident alien). If the tendering Holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, that Holder must give the Exchange Agent a completed Form W-8BEN "Certificate of Beneficial Owner for United States Tax Withholding" or other appropriate Form W-8, such as (i) Form W-8ECI "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States," (ii) Form W-8 IMY "Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding" or (iii) Form W-8EXP "Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding." These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, that Holder should consult the W-9 Guidelines for information on which TIN to report. If the Holder does not have a TIN, the Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that the Holder has already applied for a TIN or that the Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 30% (or, for payments made after December 31, 2003, the maximum backup withholding rate then in effect) of all reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit amounts retained during that sixty (60) day period to the Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, the Holder does not provide its TIN to the Exchange Agent within that sixty (60) day period, the Exchange Agent will remit those previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 30.5% (or, for payments made after December 31, 2003, the maximum backup withholding rate then in effect) of all reportable payments to the Holder thereafter until the Holder furnishes its TIN to the Exchange Agent.

6.       TRANSFER TAXES

         The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of those taxes or exemption therefrom is not submitted herewith, the amount of those transfer taxes will be billed directly to the tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

7.       WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes, nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES

         Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      WITHDRAWAL RIGHTS

         Tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

         For a withdrawal of a tender of Outstanding Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date. Any notice of withdrawal must (i) specify the name of the person tendering the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including certificate number or numbers and the principal amount of those Outstanding Notes), (iii) contain a statement that the Holder is withdrawing his election to have those Outstanding Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which the Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Outstanding Notes register the transfer of those Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name in which those Outstanding Notes are registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC.

         Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11.      VALIDITY AND FORM; UNEXCHANGED OUTSTANDING NOTES

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the acceptance of which would, in the Company's judgment, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes, either before or after the Expiration Date, including the right to waive the ineligibility of any tendering holder. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter and these Instructions) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person will (i) be under any duty to do so or (ii) incur any liability for failure to give that notification. Tenders of Outstanding Notes will not be deemed to have been made until those defects or irregularities have been cured or waived.

         Any Outstanding Notes received by the Exchange Agent that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to the Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "Description of Exchange Offer -- Procedures for Tendering" section of the Prospectus, those Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

12.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX IN THIS LETTER.

THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number in the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

--------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE             Part 1- PLEASE PROVIDE YOUR TIN IN THE           TIN:______________________________
           FORM W-9              BOX AT THE RIGHT AND CERTIFY BY SIGNING              Social security number
  Department of the Treasury     AND DATING BELOW.  For individuals, this                       or
   Internal Revenue Service      is your Social Security Number (SSN).            Employer identification number
 Payer's Request for Taxpayer    For sole proprietors, see the
Identification Number ("TIN")    Instructions in the enclosed Guidelines.
    and Certification            For other entities, it is your
                                 Employer Identification Number (EIN). If you do
                                 not have a number, see how to get a TIN in the
                                 enclosed Guidelines.
                                 -----------------------------------------------------------------------------------
                                 Part 2 - TIN applied for:
                                 -----------------------------------------------------------------------------------
                                 Part 3 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S.
                                 person (including a U.S. resident alien).
                                 -----------------------------------------------------------------------------------
                                 SIGNATURE:                                       DATE:                 , 2003
                                            ---------------------------------           ----------------
--------------------------------------------------------------------------------------------------------------------
YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO
BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURNS AND YOU HAVE NOT BEEN
NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO
ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and the retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:                                         Date:
           -----------------------------------          ----------------------
--------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.